STARBOARD INVESTMENT TRUST

Presidio Multi-Strategy Fund

Supplement to the Prospectus and
Statement of Additional Information

January 6, 2012

This supplement to the Prospectus and Statement of Additional Information dated September 28, 2011 for the Presidio Multi-Strategy Fund, a series of the Starboard Investment Trust, updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

•	On page 10 of the Prospectus, the section entitled “Management of The Fund’s Portfolio” is revised to read as follows:

The Fund’s investment advisor is Presidio Capital Investments, LLC.  The Fund’s portfolio will be managed on a day-to-day basis by C. Thanh Nguyen, CFA.  Mr. Nguyen has been the Chief Investment Officer of the Advisor since joining the Advisor in 2006.

•	On page 12 of the Prospectus, the third paragraph under the section entitled “Investment Advisor – Portfolio Managers” is revised to read as follows:

The Fund’s portfolio is managed on a day-to-day basis by C. Thanh Nguyen, CFA.

Mr. Nguyen is the Chief Investment Officer of the Advisor.  Since joining the Advisor in 2006, Mr. Nguyen has acted as a portfolio manager for separate accounts and a private fund.  From 2001 to 2005, Mr. Nguyen worked for Goldman Sachs & Co. as a financial analyst.  Mr. Nguyen received his BS in Finance from Santa Clara University and currently resides with his family in California.

The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Fund.

•	On page 21 of the Statement of Additional Information, the section entitled “Portfolio Managers” is revised to read as follows:

The Fund’s portfolios will be managed on a day-to-day basis by C. Thanh Nguyen, CFA.  The portfolio manager is not responsible for the day-to-day management of any other accounts.

Compensation.  Each portfolio manager’s compensation consists of a percentage of the Advisor’s assets under management.  Compensation is not directly linked to the Fund’s performance, although positive performance and growth in managed assets are factors that contribute to the Advisor’s assets under management.

Ownership of Fund Shares.  The table below shows the amount of the Fund’s equity securities beneficially owned by each portfolio manager as of May 31, 2011 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
C. Thanh Nguyen	B

Investors Should Retain This Supplement for Future Reference